UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2021

 CorePoint Lodging Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38168	82-1497742
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
125 E. John Carpenter Freeway, Suite 1650
Irving, Texas 75062
(Address of principal executive offices, including zip code)
(972) 893-3199
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CPLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers.

As previously disclosed, on November 6, 2021, CorePoint Lodging Inc., a Maryland corporation (the “Company” or “CorePoint”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cavalier Acquisition JV LP, a Delaware limited partnership (“Parent”) and Cavalier Acquisition Owner LP, a Delaware limited partnership and wholly owned subsidiary of Parent (the “Merger Sub”) pursuant to which the Company will merge with and into the Merger Sub, with the Merger Sub continuing as the surviving corporation (the “Merger”).

On December 7, 2021, the compensation committee of the board of directors of the Company (the “Compensation Committee”) recommended to the board of directors of the Company (the “Board”), and on December 8, 2021, the Board approved, certain tax-planning actions to mitigate adverse tax consequences of Section 280G and Section 4999 of the Internal Revenue Code of 1986 (as amended) that could arise in connection with the transactions contemplated by the Merger Agreement.

Specifically, the compensation committee recommended to the Board, and the Board approved, among other things, the accelerated vesting and settlement of the performance-based restricted stock units (“PSUs”), which were granted to each of Keith Cline (President and Chief Executive Officer), Mark Chloupek (Executive Vice President, Secretary and General Counsel), Howard Garfield (Chief Accounting Officer, Treasurer and Senior VP) and Dan Swanstrom (Executive Vice President and Chief Financial Officer) (collectively, the “Covered Executives”) under the Company’s Omnibus Incentive Plan on March 25, 2020 (such PSUs, the “2020 PSUs”), together with any applicable unpaid dividend equivalent amounts, with such vesting determined based on achievement of maximum performance. The number of 2020 PSUs to be accelerated and settled (at maximum performance) for each of the Covered Executives is as follows: 824,610 for Keith Cline, 247,384 for Mark Chloupek, 92,357 for Howard Garfield, and 247,384 for Dan Swanstrom. The accelerated settlement of the 2020 PSUs is contingent upon each Covered Executive’s execution of a repayment agreement that requires the executive to repay the accelerated compensation amounts if the executive voluntarily resigns prior to the earlier of the closing of the Merger and the originally scheduled vesting or settlement date (as applicable).

Subject to execution of the repayment agreements, the 2020 PSUs will be accelerated, paid and settled (as applicable) prior to the closing of the Merger.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: completion of the proposed transaction is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; required approvals to complete the proposed transaction by our stockholders and the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of the Company prior to the consummation of the proposed transaction; and the satisfaction of the closing conditions to the proposed transaction; business, financial and operating risks inherent to the lodging industry; macroeconomic and other factors beyond our control, including without limitation the effects of the ongoing COVID-19 pandemic or other pandemics or outbreaks of contagious disease; the geographic concentration of our hotels; our inability to compete effectively; our concentration in the La Quinta brand; our dependence on the performance of LQ Management L.L.C. and other third-party hotel managers and franchisors; covenants in our hotel management and franchise agreements that limit or restrict the sale of our hotels; risks posed by our disposition activities, including our ability to contract with qualified buyers and the risk that purchasers may not have the access to capital or meet other requirements; risks resulting from significant investments in real estate; cyber threats and the risk of data breaches or disruptions of technology information systems; the growth of internet reservation channels; disruptions to the functioning or transition of the reservation systems, accounting systems or other technology programs for our hotels, and other technology programs and system upgrades; and our substantial indebtedness, including restrictions imposed on our ability to access our cash. Additional risks and uncertainties include, among others, those risks and uncertainties described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated or superseded from time to time in our periodic filings with the Securities and Exchange Commission (SEC). You are urged to carefully consider all such factors and we note that the COVID-19 pandemic may have the effect of heightening many of the risks and uncertainties described. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only to expectations as of the date of this communication. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of CorePoint by Cavalier Acquisition JV LP. In connection with this proposed acquisition, CorePoint plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that CorePoint may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF COREPOINT LODGING INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of CorePoint. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by CorePoint through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CorePoint will be available free of charge on CorePoint’s internet website at www.corepoint.com or upon written request to: Investor Relations, CorePoint Lodging Inc., 125 E. John Carpenter Freeway, Suite 1650, Irving, Texas 75062 or by telephone at (214) 501-5535.

Participants in Solicitation

CorePoint, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of CorePoint is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 14, 2021.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

CorePoint Lodging Inc.
125 E. John Carpenter Freeway, Suite 1650
Irving, Texas 75062
Tel. (972) 893-3199
www.corepoint.com

* * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COREPOINT LODGING INC.

Date:	December 9, 2021	By:	/s/ Mark M. Chloupek
Mark M. Chloupek
Executive Vice President, Secretary and General Counsel